SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2017
 iROBOT CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)
001-36414		77-0259 335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive, Bedford, MA		01730
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2017, based on the recommendation of the Nominating and Corporate Governance Committee of iRobot Corporation (the “Company”), the Board of Directors of the Company (the “Board”) elected Elisha Finney to the Board. In connection with Ms. Finney’s election, the Board increased the number of directors constituting the Board to ten. Ms. Finney has not been elected to any committees of the Board at this time.

In connection with her election to the Board, Ms. Finney will be awarded restricted stock units under the Company’s 2015 Stock Option and Incentive Plan having a fair market value of $220,000, measured at the end of the tenth week of the Company’s first fiscal quarter, in accordance with the Company’s director compensation practices. There are no understandings or arrangements between Ms. Finney and any other person pursuant to which Ms. Finney was elected as a director.

On January 12, 2017, (i) Gail Deegan informed the Board that she will not stand for re-election to the Board when her term expires at the Company’s upcoming 2017 annual meeting of stockholders, and (ii) Andrea Geisser informed the Board that he will not stand for re-election to the Board when his term expires at the Company’s upcoming 2017 annual meeting of stockholders. Neither Ms. Deegan’s nor Mr. Geisser’s decision resulted from a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Information concerning the membership of the Board’s committees is publicly available on the Company’s website at http://www.irobot.com. The Company intends to disclose changes in the membership of the Board’s committees by posting this information on its website and/or in its public filings with the Securities and Exchange Commission.

Item 7.01     Regulation FD Disclosure.

On January 17, 2017, the Company issued a press release announcing Ms. Finney’s election to the Board. A copy of this press release is furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)    Exhibits:

99.1        Press Release issued by the registrant on January 17, 2017, furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation

January 17, 2017	By: /s/ Glen D. Weinstein
Name: Glen D. Weinstein
Title: Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the registrant on January 17, 2017, furnished herewith.